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                                                                    Exhibit 10.4

    FORM OF KEY EMPLOYEE SEVERANCE AGREEMENTS BETWEEN SLIPPERY ROCK FINANCIAL
                  CORPORATION AND MARK A. VOLPONI, BRETT WISE,
           WILLIAM STANLEY, WENDY MURPHY, KEITH WARCUP AND DALE WIMER*

                        KEY EMPLOYEE SEVERANCE AGREEMENT

      THIS KEY EMPLOYEE SEVERANCE AGREEMENT (this "Agreement") is dated as of __________, 2004 between Slippery Rock Financial Corporation (together with its successors or assigns as permitted under this Agreement, the "Company") and ______________________ (the "Employee"). The term "Company" as used herein shall also include The First National Bank of Slippery Rock.

                              W I T N E S S E T H:

      WHEREAS, the Board of Directors of the Company (the "Board") recognizes that a change in control of the Company will give rise to uncertainty and questions among management and could result in the departure of management personnel prior to a change of control that would be to the detriment of the Company and its stockholders;

      WHEREAS, the Board has determined that appropriate steps should be taken to reinforce and encourage the retention of certain members of the Company's management, including the Employee, in their assigned positions without distraction in the face of potentially disturbing circumstances arising from a change in control of the Company; and

      WHEREAS, in order to induce the Employee to remain in the employ of the Company and in consideration of the Employee's undertakings set forth herein, the Company agrees that Employee shall receive the change of control benefits set forth in this Agreement under the circumstances described in this Agreement.

      NOW, THEREFORE, in consideration of the premises and mutual covenants contained herein and for other good and valuable consideration, the Company and the Employee, intending to be legally bound hereby, agree as follows:

      1.    Definitions.

            (a)   "Board" shall mean the Board of Directors of the Company.

            (b) "Cause" shall mean any of the following grounds for termination of the Employee's employment:

                  (i) The Employee is convicted of a crime involving moral turpitude;

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*  John J. Boczar and Wayne Grinnik are parties to substantially similar agreements.


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                  (ii)  The Employee willfully refuses or fails to perform his material duties for the Company, other than a failure resulting from the Employee's incapacity due to physical or mental illness, which refusal or failure has continued for a period of at least 30 days after a written notice of demand for substantial performance, signed by a duly authorized officer of the Company, has been delivered to the Employee specifying the manner in which the Employee has refused or failed substantially to perform; or

                  (iii) The Employee engages in gross misconduct in the performance of his duties that is materially injurious to the Company.

For purposes of clauses (ii) and (iii) of this definition, (x) no act or failure to act on the Employee's part shall constitute grounds for termination for Cause unless done, or omitted to be done, by the Employee not in good faith and without the Employee's reasonable belief that his act, or failure to act, was in the best interests of the Company and (y) in the event of a dispute concerning the application of this provision, no claim by the Company that Cause exists shall be given effect unless the Company establishes to the Board by clear and convincing evidence that Cause exists.

            (c) "Change of Control" shall mean the occurrence of one of the following:

                  (i) any "person", as such term is used in Sections 13(d) and 14(d) of the Securities Exchange Act of 1934 as amended (the "Exchange Act"), other than the Company or any trustee or other fiduciary holding securities of the Company, any person acquiring securities from the Company solely pursuant to a written agreement with the Company or any corporation owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their ownership of stock in the Company, is or becomes the "beneficial owner", as defined in Rule 13d-3 under the Exchange Act, directly or indirectly, of securities of the Company representing 55% or more of the combined voting power of the Company's then outstanding voting securities;

                  (ii) during any period of two consecutive years commencing the day after the date of this Agreement, individuals who at the beginning of such period constitute the Board and any new director, other than a director whose nomination by the Board was approved by a vote of at least two-thirds of the directors then still in office who either were directors at the beginning of such period or whose nomination for election was previously so approved, cease for any reason to constitute at least a majority of the members of the Board;

                  (iii) the stockholders of the Company approve a merger or consolidation of the Company with any other corporation, other than a merger or consolidation where no person within the meaning of subsection (i) above becomes the "beneficial owner" (as defined above) of 55% or more of the resulting voting power and where the voting securities of the Company outstanding immediately prior thereto continue to represent, either by remaining outstanding or by being converted into voting securities of


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the surviving or controlling entity, more than 55% of the combined voting power of the voting securities of the Company or such surviving or controlling entity outstanding immediately after such merger or consolidation; or

                  (iv) the stockholders of the Company approve a plan of complete liquidation of the Company or an agreement for the sale or disposition by the Company of all or substantially all of the Company's assets.

            (d) "Code" shall mean the Internal Revenue Code of 1986, as amended.

            (e) "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.

            (f) "Good Reason" shall mean the scope of the Employee's authority, duties or responsibilities are materially diminished after the Change of Control without the Employee's written consent.

            (g) "Notice of Termination" shall mean a notice that shall indicate the specific termination provision in this Agreement relied upon and shall set forth in reasonable detail the facts and circumstances claimed to provide a basis for termination of the Employee's employment under the provision so indicated.

            (h) "Pay" means an Employee's current annual rate of regular salary or wages on his/her date of termination of employment with the Company and the average of the annual and/or incentive bonuses paid to the Employee over the three years immediately preceding the date of his termination of employment on account of a Change in Control, excluding all other extra pay such as overtime, commissions, premiums and living or other allowances.

      2.    Compensation Payable in the Event of a Change of Control.

            (a) If, within two years following the date of a Change of Control of the Company, the Company terminates the employment of the Employee for any reason other than Cause or the death of the Employee or the Employee terminates his or her employment with the Company for Good Reason, the Employee shall be entitled to receive a severance payment from the Company:

                  (i)   A lump-sum payment in an amount equal to the Employee's
Pay;

                  (ii) Reimbursement for out-of-pocket business expenses properly incurred but not yet reimbursed by the Company;

                  (iii) For one year, health (or COBRA coverage) and life insurance benefits under the Company's group plans then in effect on terms offered to current employees and outplacement services in accordance with the Company's policies.


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                  (iv)  Any other amounts earned, accrued or owing but not yet paid and any other benefits in accordance with the terms of any applicable plans and programs of the Company; provided, however, that the benefits provided under this Section 2 shall be in lieu of and shall replace any severance benefits due under any severance plan or other agreement of the Company.

            (b) Employee will be entitled to receive the severance payment only if the Employee signs and does not revoke a release of all claims with respect to this Agreement in a form acceptable to Company.

      3. Termination for Cause or Death; No Resignation. The Employee shall not be entitled to the benefits provided in Sections 2 or 14 if the Employee's employment terminates for Cause, the death of the Employee or the resignation of the Employee prior to the occurrence of a Change of Control.

      4. Confidential Information. The Employee recognizes and acknowledges that, by reason of the Employee's employment by and service to the Company during and, if applicable, after the period of the Employee's employment, the Employee will continue to have access to certain confidential and proprietary information relating to the business of the Company, which may include, but is not limited to, trade secrets, trade "know-how," customer information, supplier information, cost and pricing information, marketing and sales techniques, strategies and programs, computer programs and software and financial information (collectively referred to as "Confidential Information"). The Employee acknowledges that such Confidential Information is a valuable and unique asset of the Company and the Employee covenants that the Employee will not, unless expressly authorized in writing by the Board, at any time during the course of the Employee's employment, use any Confidential Information or divulge or disclose any Confidential Information to any person, firm or corporation except in connection with the performance of the Employee's duties for the Company and in a manner consistent with the Company's policies regarding Confidential Information. The Employee also covenants that at any time after the termination of such employment, the Employee will not use any Confidential Information or divulge or disclose any Confidential Information to any person, firm or corporation, unless such information is in the public domain through no fault of the Employee or except when required to do so by law or legal process, in which case the Employee will inform the Company in writing promptly of such required disclosure, but in any event at least two business days prior to disclosure. All written Confidential Information including, without limitation, in any computer or other electronic format that comes into the Employee's possession during the course of the Employee's employment shall remain the property of the Company. Except as required in the performance of the Employee's duties for the Company, or unless expressly authorized in writing by the Board, the Employee shall not remove any written Confidential Information from the Company's premises, except in connection with the performance of the Employee's duties for the Company and in a manner consistent with the Company's policies regarding Confidential Information. Upon


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termination of the Employee's employment, the Employee agrees to return to the
Company immediately all written Confidential Information in the Employee's possession.

      5. Non-Solicitation. The Employee further covenants and agrees that during the Employee's employment by the Company and for a period of twelve (12) months after the occurrence of a Change of Control, the Employee will not, except with the prior written consent of the Board:

            (a) In any way, directly or indirectly, for the purpose of selling any product or service that competes with a product or service offered by the Company or its present or future subsidiaries or affiliates, solicit, divert, or entice:

                  (1) any customer or existing business of the Company, with whom Employee solicited, became aware of, or transacted business during Employee's employment with the Company or its predecessors.

                  (2) any potential customer or business identified by the Company, with whom Employee solicited, became aware of, or transacted business during Employee's employment with the Company or its predecessors.

            (b) Employ or assist in employing any employee of the Company or any of its affiliates (whether or not such employment is full time or is pursuant to a written contract), for the purpose of having such employee perform services for any organization in competition with the business of the Company or any of its present or future subsidiaries or affiliates.

      6.    Equitable Relief.

            (a) The Employee acknowledges and agrees that the restrictions contained in Sections 4 and 5 are reasonable and necessary to protect and preserve the legitimate interests, properties, goodwill and business of the Company, that the Company would not have entered into this Agreement in the absence of such restrictions and that irreparable injury will be suffered by the Company should the Employee breach any of the provisions of those Sections 4 or 5.

            (b) The Employee further acknowledges and agrees that a breach of any of the restrictions in Sections 4 and 5 cannot be adequately compensated by monetary damages. The Employee agrees that the Company shall be entitled to preliminary and permanent injunctive relief, without the necessity of proving actual damages, as well as an equitable accounting of all earnings, profits and other benefits arising from any violation of Sections 4 or 5, which rights shall be cumulative and in addition to any other rights or remedies to which the Company may be entitled.


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      7.    Indemnification. The Company shall indemnify the Employee with respect to his actions in the performance of his duties to the Company to the fullest extent permitted by the Company's bylaws as in effect from time to time.

      8. No Mitigation, No Offset. In the event of any termination of the Employee's employment after a Change of Control, the Employee shall be under no obligation to seek other employment, and there shall be no offset against amounts due the Employee under this Agreement on account of any remuneration attributable to any subsequent employment that the Employee may obtain.

      9. Regulatory Approval. Employee and Company acknowledge and agree that this Agreement is not effective until it is approved by the Office of the Comptroller of the Currency (OCC) and the Federal Deposit Insurance Corporation
(FDIC), if such approvals are necessary. The parties further acknowledge and agree that if this Agreement is not approved by the OCC and FDIC until after a Change of Control, the successor entity will be bound by its terms and provisions. Finally, the parties acknowledge and agree that if this Agreement is not approved by the OCC and FDIC for any reason, neither Company nor its successors will have any liability to Employee under the terms of this Agreement.

      10. Entire Agreement. This Agreement contains the entire agreement between the parties concerning the subject matter hereof and supersedes all prior agreements, understandings, discussions, negotiations and undertakings, whether written or oral, between the parties with respect thereto.

      11. Amendment or Waiver. This Agreement cannot be changed, modified or amended without the consent in writing of both the Employee and the Company. No waiver by either party at any time of any breach by the other party of any condition or provision of this Agreement shall be deemed a waiver of a similar or dissimilar condition or provision at the same or at any prior or subsequent time. Any waiver must be in writing and signed by the Employee or an authorized officer of the Company, as the case may be.

      12. Severability. In the event that any provision or portion of this Agreement shall be determined to be invalid or unenforceable for any reason, in whole or in part, the remaining provisions of this Agreement shall be unaffected thereby and shall remain in full force and effect to the fullest extent permitted by law.

      13. Governing Law. This Agreement shall be governed by and construed and interpreted in accordance with the laws of the Commonwealth of Pennsylvania without reference to principles of conflict of laws.

      14. Legal Fees. It is the intent of the parties that the Employee not be required to incur any expenses associated with the enforcement of his rights under this Agreement by litigation or other legal action. Accordingly, the Company agrees to pay as incurred, to the full extent permitted by law, all expenses, including all attorneys' fees and legal expenses,


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that the Employee may reasonably incur as a result of any contest, regardless of the outcome thereof, by the Company, the Employee or others concerning the validity or enforceability of, or liability under, any provision of this Agreement, regardless of whether such contest is between the Company and the Employee or between either of them and a third party.

      15. Notices. Any notice given to either party shall be in writing and shall be deemed to have been given when delivered personally or sent by certified or registered mail, postage prepaid, return receipt requested, duly addressed to such party concerned at the address indicated below or to such changed address as such party may subsequently give notice of:

            If to the Company:

            Slippery Rock Financial Corporation
            100 South Main Street
            Slippery Rock, Pennsylvania  16057
            Attention:  President

            If to the Employee:

          [ Insert Employee's name
            and home address ]

      16. Withholding Taxes. All payments under this Agreement shall be made subject to applicable tax withholding, and the Company shall withhold from any payments under this Agreement all such federal, state and local taxes as the Company is required to withhold pursuant to any law or governmental rule or regulation.

      17. Headings. The headings of the Sections contained in this Agreement are for convenience of reference only, do not constitute a part of this Agreement and shall not be deemed to limit or affect any of the provisions hereof.

      18. Counterparts. This Agreement may be executed in two or more counterparts.

      IN WITNESS WHEREOF, the undersigned have executed this Agreement as of the date first above.

                                             SLIPPERY ROCK FINANCIAL CORPORATION


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                                         By:____________________________________
                                            _________________________, President

                                         _______________________________________
                                         Employee

                                         _______________________________________
                                         Signature

                                         Date:__________________________________



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